SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported): October 22, 2004


                           TENGTU INTERNATIONAL CORP.
                           --------------------------
             (Exact name of registrant as specified in its charter)



DELAWARE                      000-29957                    77-0407366
-------------------------------------------------------------------------
(State or Other               (Commission              (I.R.S. Employer
Jurisdiction of               File Number)             Identification No.)


                                 236 Avenue Road
                        TORONTO, ONTARIO, CANADA M5R 2J4
                        --------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                  416-963-3999
                                  ------------
              (Registrant's Telephone Number, Including Area Code)

Section 8 - Other Events

Item 8.01. Other Events.

         In connection with Tengtu International Corp.'s (the "Company") April 2004 acquisition of the remaining 43% interest in Beijing Tengtu United Electronics Development Co., Ltd. ("Tengtu United") from its former joint venture partner, Tengtu China (the "Restructuring"), the Company, through its Audit Committee, has continued its thorough examination of the financial condition of Tengtu United, its operations and the present and former operations of the Company's former joint venture partner, Beijing Tengtu China Culture and Education Electronics Development Co., Ltd. ("Tengtu China"), and its affiliated entities (the "Tengtu China Group"). Prior to the acquisition, Tengtu China conducted all of Tengtu United's business with all Chinese government entities as its agent and still conducts some of Tengtu United's business.

         The following is a summary of the current status of the Company's examination and steps that are being taken, and have been taken in the wake of the Company's discovery that, as reported in July, 2004, there have been overstatements of revenue for each quarter of fiscal 2004, that Tengtu China failed to maintain adequate financial controls and systems, and, as reported in May, 2004, that the Company's receivable from Tengtu China was materially impaired. The Company's annual audit by its outside auditors is currently ongoing and the Company also plans to file restated Forms 10-Q for the first three quarters of fiscal 2004.

         In order to lead the Company's examination and corrective actions in China, the Company's Board of Directors has appointed Dr. Penghui Liu as an interim Chairman of Tengtu United. Dr. Liu is an experienced businessman and strategic consultant in China. His Curriculum Vitae is annexed hereto as Exhibit
99.1. Dr. Liu has also engaged a staff to assist in his efforts, including Dr. Zhenlin (Simon) Xia, who is qualified as a Certified Public Accountant in the United States.

         Upon closing of the Restructuring on April 5, 2004, the Company issued 30 million shares of common stock to the Estate of Fan Qi Zhang, 15 million of which were bequeathed to solve the funding difficulties of the Tengtu China Group Companies. Based on the following information obtained to date, the Company intends to take action seeking a clawback of a portion of the additional 15 million shares issued in the Restructuring to Fan Qi Zhang's family and associates which were not bequeathed to solve the funding difficulties of the Tengtu China Group companies.

1.   SETTLEMENT OF BANK DEBT, LOANS AND GUARANTEES
     ---------------------------------------------

         As previously disclosed by the Company, at the time of the closing of the Restructuring, the Tengtu Group Companies had approximately $8.8 million in bank debts and loans. The Company is currently in the process of resolving and rescheduling these bank debts and loans as set forth below:

         Settlement of Lawsuit by China Machinery Electronics Export Investment Corporation ("CME") against Tengtu United and the interest in the Central Broadband Education Resources Center ("CBERC")

         In January, 2003, Beijing Jiade Science and Technology Group, Ltd. ("Jiade") borrowed approximately RMB 19 million from CME, a Chinese state-owned company. When the loan was not repaid, CME commenced a lawsuit in July, 2004 against Jiade in the Beijing No. 1 Intermediate People's Court, requesting Jiade to pay back the loan. At the same time, CME applied to the court to freeze the assets of Jiade.

         The principal asset of Jiade is the Company's interest in Hua Xia Bo Xin Education Software Co., or CBERC. The interest in CBERC was held by Jiade on behalf of the Company and Tengtu United pursuant to April 17 and April 25, 2001 agreements with the Tengtu Group companies. In addition, the September 15, 2003 Restructuring Agreement with the Tengtu Group companies, which closed on April 5, 2004, required that the interest in CBERC be transferred to Tengtu United or the Company. Pending completion of the transfer, the interest in CBERC was pledged to Tengtu United by Jiade, which pledge was registered with the Beijing Commercial Bureau.

         The court had granted a freeze of Jiade's assets, including the interest in CBERC, from August 3, 2004 until February 2, 2005. Subsequently, CME filed a second lawsuit seeking to invalidate the pledge agreement between Jiade and Tengtu United.

         The Company has entered into an agreement to settle both lawsuits and believes it will conclude a pledge agreement pursuant to which CME will grant Jiade a one year extension of the loan to it in exchange for a commitment from the Estate of Fan Qi Zhang to pledge five million shares of Company common stock. The five million shares will come from 15 million shares bequeathed by Mr. Zhang to solve the "funding difficulties" Tengtu China Group as described below.
         Settlement discussions are similarly proceeding on other Bank debts and loans.

         These bank debts and loans are set out as follows as well as are guarantees entered into on behalf of Tengtu United:

         Because the Tengtu China Group still conducts some of the business of Tengtu United, Tengtu United has determined that it was necessary for it to guarantee repayment of certain outstanding loans to the Tengtu China Group. The guarantees currently outstanding, and their amounts, in Chinese renminbi, are set forth below (as of October 12, 2004, $1.00 was equal to 8.28170 renminbi):

         BANK                                        LOAN AMOUNT
         ----                                        -----------
         Hua Xia Bank                                RMB 16 million
                                                     (1,931,970 USD)

         Agricultural Bank of China                  RMB 14.1 million
                                                     (1,702,548 USD)

         As previously reported by the Company, when Fan Qi Zhang died on October 24, 2003, he bequeathed 15 million of the 30 million shares of our common stock that he was to receive upon the closing of the Restructuring to "solve the funding difficulties" of the companies in the Tengtu China Group. The "funding difficulties" of the Tengtu China Group are principally the above loans guaranteed by Tengtu United, as well as an additional RMB 37.8 million in Tengtu China Group debts which have not been guaranteed by Tengtu United as set forth below:

         BANK/LENDER                 LOAN AMOUNT        OBLIGOR(S)
     Agricultural Bank of China     RMB3.8 million   Beijing Jiade Science and
                                    (458,842 USD)    Technology Group, Ltd.
                                                     ("Jiade")

     Bank of China                  RMB 15 million   Jiade and Tengtu Electronic
                                    (1,811,222 USD)  Publishing House

         The Estate of Fan Qi Zhang, which controlled the Tengtu China Group companies, has given authorization to Tengtu United to use the 15 million shares bequeathed by Mr. Zhang to pledge to the banks holding guarantees from Tengtu United in substitution for the Tengtu United guarantees. Discussions with these banks are currently ongoing. The Estate of Fan Qi Zhang has also authorized the use of a portion of the 15 million shares to pledge to CME for settlement of the lawsuits described previously.

         The Bank of China loan is already in default and has been assigned to an asset management company. No collection attempts have yet been made.

         The impact to the financial statements of the foregoing guarantees is currently being assessed as part of the Company's annual audit.

2. CHANGE OF POLICY OF THE MINISTRY OF EDUCATION AFFECTING CBERC CONNECTIVITY
   --------------------------------------------------------------------------
   FEES
   ----

         The PRC Ministry of Education recently announced that the government would be providing an additional allocation of resources of RMB 20 million (USD
2.4 million) annually to assist elementary and middle schools in the Western Rural Project to purchase learning and teaching content addressing the new curriculum requirements in China. Approximately one year ago the government announced a new funding program of RMB10 billion (USD 1.2 billion) over 5 years to fund the modernization and content needs of China's western rural schools. As a result of this funding program and new policy, elementary and middle schools covered by the Western Rural Projects will not pay annual connectivity or license fees individually to CBERC. The government programs will instead pay CBERC through contractual bid and tender projects, if they are won by CBERC, for content and services provided through CBERC. This policy does not apply to schools such as exist in the urban centers and provinces which are not under the Western Rural Projects initiative. It also does not restrict the selling of products, content or services in the future not covered under the existing program from being sold directly or individually to Western Rural Schools.

         Prior to the government establishing its new funding initiatives for the Western Rural Schools, an annual license fee was to be charged individually to each school connected to the CBERC network. The effect of the new policy will be to eliminate annual license fees, during the course of the five year funding initiative, which could have been potentially derived from the Western Rural elementary and middle schools. While this represents a significant loss of potential revenue to CEBERC from anticipated license fees in this school group, the direct funding programs provide greater predictability and less cost to realizing revenue and receivables. The policy does not change the scope of CBERC's and Tengtu's opportunities to grow revenues significantly in the overall national K-12 market.

         In addition the PRC Ministry of Education has established a Basic Education Resource Center for the administration of nationwide basic education resources which is to operate in conjunction with NCET. The Company believes this broadens the opportunities that CBERC and Tengtu will have to bid on projects of national scope.


3.   THE STATUS OF THE RECEIVABLE DUE FROM TENGTU CHINA
     --------------------------------------------------

         As previously reported in a Current Report on Form 8-K filed with the SEC on May 26, 2004, the Company believed that its approximately $19.5 million receivable due from Tengtu China was materially impaired and that the Company was continuing its assessment of the impairment. Upon further assessment, the Company believes that approximately $800,000 of this amount will be collected from schools resulting in a likely write-down of all but this amount of the receivable in the quarter ended June 30, 2004. However, the Company is continuing its assessment and aggressive efforts to collect all receivables.

         The collectibility of the receivable was based on (i) Tengtu China's ability to collect receivables owed to it for services provided and products sold in China to various levels of the Chinese Ministry of Education and (ii) the status of monies invested in Tengtu United's business by the Company.

         At all times prior to the closing of the Restructuring, the Company believed Tengtu China could collect the full amount of the Tengtu China Receivables based on 1) confirmations from the Chinese Ministry of Education to the Company and its auditors, 2) confirmations from Fan Qi Zhang, 3) his relationships with Ministry of Education officials and 4) ongoing collection of some amount of those receivables. The Company has now found that in actually trying to collect the receivables, there is a lack of adequate historical documentation held by Tengtu China to support collection in some schools.

         From time to time, the Company forwarded monies to Tengtu United and then to Tengtu China to be used in Tengtu United's business. As part of its continuing review of the Tengtu China Group companies since April 5, 2004, the Company has analyzed the use of these monies. In doing so, the Company has, for the first time, gained access to the books and records of Jiade and discovered that certain of these monies were transmitted from Tengtu China to Jiade as a loan, prior to the closing of the Restructuring, when Zhang Fan Qi had full control of these entities. Because Zhang Fan Qi, the beneficial owner of Jiade is now deceased, the Company, through its Audit Committee, is in the process of investigating exactly where these monies went, and whether they can be recovered, and will provide further updates as available.


4. JUDGMENT IN THE VIP TONE, INC. V. TENGTU LITIGATION
   ---------------------------------------------------

         As previously reported in our public filings, the Company was engaged in litigation with VIP Tone, Inc. ("VIP") in the Superior Court of California for the County of Alameda. On August 27, 2004 a verdict adverse to the Company was rendered A judgment based on the verdict was issued on October 1, 2004, but execution of the judgment has been stayed for 60 days to accommodate the Company's post-trial motions to overturn the judgment. The Company has submitted post-trial motions seeking to overturn the judgment in its entirety.

         It was found that the Company had breached a contract it had entered into with VIP in November 2001 under which VIP was to provide services to the Company in connection with the Company's development of the Central Broadband Education Resources Center the Company has been developing with a division of the Ministry of Education of the People's Republic of China. The jury also found that the Company intentionally misrepresented certain facts and induced VIP to enter into the contract. The Company had counterclaimed against VIP, alleging that VIP had breached the contract and had misrepresented certain facts to the Company.

         The jury found that VIP should recover a total of $1,272,878. It was also determined that the Company recover nothing on any of the Company's counterclaims.

          The Company believes that its defenses to VIP's claims were meritorious and, as set forth above, has filed post-trial motions. The Company will pursue an appeal if the motions are not successful.


5.       PAK CHEUNG AND COMADEX INDUSTRIES, LTD. V. TENGTU
         -------------------------------------------------
         As previously disclosed by the Company, Pak Cheung, the Company's former CEO and a former Director, and his consulting firm, Comadex Industries, Ltd. ("Comadex") commenced an arbitration against the Company for payments alleged to be due under their consulting agreement with the Company. Comadex has now commenced a separate action against the Company and all of its officers and Directors in the United States District Court for the Western District of Washington. The First Amended Complaint in that action alleges that (i) Comadex was denied the right to have a restrictive legend removed from shares of common stock held by it, (ii) Pak Cheung was wrongfully removed as a Director of the Company, (iii) the Company has failed to maintain adequate internal controls, risk management and financial controls, (iv) failure to make certain disclosures regarding Pak Cheung's removal as a Director and other items in the Company's filings and (v) breaches of duties of care and violations of the Washington State Securities Act.

         The Company believes it has meritorious defenses to the action and plans to vigorously defend the action.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Tengtu International Corp.


DATED: October 22, 2004             By: /s/ John Watt, President




Exhibit 99.1

                                CURRICULUM VITAE

PERSONAL DETAILS:
Surname:               Liu
Forename:              Penghui
Date of Birth:         18th April, 1965
Educational Degree:    Doctorate (Law)


EDUCATION:

September 1977 - July 1983: Tongze Middle School, Shenyang,
                            Liaoning Province, China

September 1983 - July 1987: English Department, Institute of International
                            Relations. Major in International Relations.
                            B.Sc. (Law)

September 1987--July 1990:  Department of Africa and West Asia Studies,
                            Graduate School of Chinese Academy of Social
                            Sciences. Major in International Relations and International Organizations.
                            M.Sc. (Law) in U.S.--Middle East Relations Studies

September 1996--July 2000:  Department of Russian and Central Asia Studies,
                            Graduate School of Chinese Academy of
                            Social Sciences.
                            Major in International Relations and
                            International Organizations.

                            Ph.D. (Law) in U.S.--Russia Relations Studies

                            September 2001--November 2003: Department of Law, Graduate School of Chinese Academy of
                            Social Sciences. Major in Nomology

                            Postdoctoral studies in National Defense
                            Mobilization and Citizen Rights


CAREER:
1. September 1990--September 1991
Secretary of International Relations, Institute of American Studies, Chinese Academy of Social Sciences. Responsible for communication and contact with related American Research institutions.

2. September 1991--June 1999
Research Fellow, Office of Strategy and Diplomacy Studies, Institute of American Studies, Chinese Academy of Social Sciences. Main research areas: U.S.--Russia Relations, Sino-U.S. Relation, U.S.--South Korean Relations, Welfare in American Society, and U.S. Public Policy and Management, etc.

3. June 1999--Now

DIRECTOR AND FOUNDER OF THE BEIJING PACIFIC INSTITUTE OF INTERNATIONAL STRATEGY

4. September 2003--Now
EDITOR-IN-CHIEF, STRATEGY AND MANAGEMENT (JOURNAL)

5. July 2004--Now
DEPUTY DIRECTOR/SECRETARY OF GENERAL: INTERNATIONAL CRISIS MANAGEMENT CENTER, CHINESE ACADEMY OF SOCIAL SCIENCES - international political crisis, international economical crisis, international enterprise crisis

SOCIAL POSITIONS:    MEMBER OF THE CHINESE SOCIETY OF WORLD ECONOMY,
                     DIRECTOR OF THE ECONOMIC AND CULTURAL EXCHANGE COMMITTEE
                     Member of the Chinese Society of Eastern Europe and Central Asia
                     MEMBER OF THE CHINESE SOCIETY OF
                     SINO-RUSSIAN RELATIONS HISTORY

PRIZE WINNING WORKS: THE BOOK, THE OTHER SIDE OF THE PACIFIC:
                     ANALYSIS OF THE MODERN WESTERN WORLD WON THE
                     SECOND OUTSTANDING YOUTH AWARD FROM THE CHINESE ACADEMY OF SOCIAL SCIENCES IN 1995.
                     THIS AWARD IS NATIONAL LEVEL AWARD.

ACADEMIC WORKS:
Articles (Selected): "Analysis of U.S. Investment in China: Review and Future",
                        CHINA INDUSTRIAL COMMERCIAL DAILY, 1994
                        U.S. Non-Banking Institutions in China", WORLD
                        ECONOMY, Vol.3 1995 "U.S. Foundations and U.S. Welfare", WORLD ECONOMY AND POLITICS, Vol. 2, 1996

Monographs (Selected):
                        THE OTHER SIDE OF THE PACIFIC: ANALYSIS OF THE MODERN
                        WESTERN WORLD, Guangming Daily Publishing Company,
                        1992
                        NEW MASTER OF THE WHITE HOUSE: BILL CLINTON--A
                        BIOGRAPHY, The World Knowledge Press, 1993
                        COPING CRISIS--U.S. NATIONAL SECURITY DECISION MAKING
                        MECHANISM, Current Affairs Press, 2001
                        THE CURRENT STATUS AND DEVELOPMENT OF US LITERATURE
                        AND SOCIAL SCIENCES--CHAPTERS 4, 6, 7, 8, AND 10. (A
                        NATIONAL RESEARCH PROJECT BY CHINESE ACADEMY OF SOCIAL
                        SCIENCES), SOCIAL SCIENCE LITERATURE PUBLISHING
                        HOUSE, 2001
Book Translations:      THE MODERN GREAT RELIGIONS,
                        Jilin Culture and History Press, 1991

Editing Works:   CHIEF EDITOR, SERIES: EXPLAINING THE GREAT POWERS--WHY:
                       THE UNITED STATES IS THE UNITED STATES? The World Knowledge Press, 1995
                        CHIEF EDITOR, SERIES: EXPLAINING THE GREAT POWERS--
                        WHY: THE UNITED KINGDOM IS THE UNITED KINGDOM? The World Knowledge Press, 1995
                        CHIEF EDITOR, SERIES: EXPLAINING THE GREAT POWERS--
                        WHY: FRANCE IS FRANCE? The World Knowledge Press, 1995 CHIEF EDITOR, SERIES: EXPLAINING THE GREAT POWERS--
                        WHY: GERMANY IS GERMANY? The World Knowledge Press, 1995 CHIEF EDITOR, SERIES: EXPLAINING THE GREAT POWERS--
                        WHY: RUSSIA IS RUSSIA? The World Knowledge Press, 1995 CHIEF EDITOR, SERIES: EXPLAINING THE GREAT POWERS--
                        WHY: JAPAN IS JAPAN? The World Knowledge Press, 1995 CHIEF EDITOR, SOUTH KOREA--A NATION BEHIND THE FOG, World Knowledge Press, 1995

CHIEF EDITOR, THE LIBRARY OF GOVERNMENT MANAGEMENT SYSTEMS OF THE DEVELOPED COUNTRIES. CURRENT AFFAIRS PRESS 2001.

42 BOOKS IN ALPHABETICAL ORDER:

THE ADMINISTRATIVE PROCEDURAL SYSTEM OF DEVELOPED COUNTRIES

THE ADMINISTRATIVE REVIEW SYSTEM OF DEVELOPED COUNTRIES

THE AGRICULTURE MANAGEMENT SYSTEM IN DEVELOPED COUNTRIES

THE AGRO-TECHNICAL DISSEMINATION SYSTEM IN DEVELOPED COUNTRIES

THE ANTI-SMUGGLING SYSTEM IN DEVELOPED COUNTRIES

THE CENTRAL BANK MANAGEMENT SYSTEM IN DEVELOPED COUNTRIES

THE COMPENSATION SYSTEM OF DEVELOPED COUNTRIES

THE CPA MANAGEMENT SYSTEM IN DEVELOPED COUNTRIES

THE DECISION-MAKING AND CONSULTING SYSTEM IN DEVELOPED COUNTRIES

THE EDUCATIONAL MANAGEMENT SYSTEM IN DEVELOPED COUNTRIES

THE ELECTORAL SYSTEM OF DEVELOPED COUNTRIES

THE FISCAL SYSTEM OF DEVELOPED COUNTRIES

THE FOREIGN POLICY-MAKING SYSTEM OF DEVELOPED COUNTRIES

THE GOVERNMENTAL ADMINISTRATIVE SYSTEM OF DEVELOPED COUNTRIES

THE HEALTH INSURANCE SYSTEM IN DEVELOPED COUNTRIES

THE HOUSING MANAGEMENT SYSTEM IN DEVELOPED COUNTRIES

THE INSURANCE CONTROL SYSTEM IN DEVELOPED COUNTRIES

THE LAWYER MANAGEMENT SYSTEM IN DEVELOPED COUNTRIES

THE LOCAL GOVERNMENT OF DEVELOPED COUNTRIES

THE LEGISLATURE SYSTEM OF DEVELOPED COUNTRIES

THE MACRO-ECONOMIC MANAGEMENT SYSTEM OF DEVELOPED COUNTRIES

THE MANAGEMENT SYSTEM OF ENTERPRISE BANKRUPTCY IN DEVELOPED COUNTRIES

THE MASS MEDIA MANAGEMENT SYSTEM IN DEVELOPED COUNTRIES

THE MEDICAL MANAGEMENT SYSTEM IN DEVELOPED COUNTRIES

THE NATURAL RESOURCE MANAGEMENT SYSTEM IN DEVELOPED COUNTRIES

THE NATIONAL TAXATION COLLECTION AND CONTROL SYSTEM OF DEVELOPED COUNTRIES

THE NGO MANAGEMENT SYSTEM IN DEVELOPED COUNTRIES

THE NOTARY SYSTEM IN DEVELOPED COUNTRIES

THE PARLIAMENTARY SYSTEM OF DEVELOPED COUNTRIES

THE POLICE SYSTEM OF DEVELOPED COUNTRIES

THE PRISON MANAGEMENT SYSTEM OF DEVELOPED COUNTRIES

THE PROCEDURAL SYSTEM IN DEVELOPED COUNTRIES

THE PUBLICATIONS MANAGEMENT SYSTEM IN DEVELOPED COUNTRIES

THE REGULATION SYSTEM OF RELIGIOUS AFFAIRS

THE RURAL FINANCE & TAX SYSTEM IN DEVELOPED COUNTRIES

THE RURAL GRASS-ROOT ADMINISTRATION IN DEVELOPED COUNTRIES

THE SCIENTIFIC RESEARCH MANAGEMENT SYSTEM IN DEVELOPED COUNTRIES

THE SOCIAL SECURITY SYSTEM FOR THE PUBLIC SERVANTS IN DEVELOPED COUNTRIES

THE SOCIAL SECURITY SYSTEMS OF DEVELOPED COUNTRIES

THE SYSTEM FOR THE PROTECTION OF AGRICULTURE IN DEVELOPED COUNTRIES

THE SYSTEM TO PREVENTION FINANCIAL RISK IN DEVELOPED COUNTRIES

THE WAR MOBILIZATION SYSTEM IN DEVELOPED COUNTRIES

                               BUSINESS/INVESTMENT
                                   1998 - Now

Strategic Investment           EVERBRIGHT SECURITIES
Adviser/Consultant

Strategic Investment           CHINA NATIONALITY TRUST & INVESTMENT COMPANY
Adviser/Consultant

General Manager                INVESTMENT CONSULTING COMPANY, A SUBSIDIARY OF
                               THE CHINA NATIONALITY TRUST & INVESTMENT COMPANY

Exclusive Strategic Adviser    TELSTRA CHINA

General/Primary Agent          SAMSUNG ELECTRONICS

General/Primary Agent          NEC

General/Primary Agent          SIEMENS COMMUNICATION NETWORKS BEIJING